Securities And Exchange Commission
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 10, 2005

FIRSTWAVE TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in Charter)

Georgia (State or other jurisdiction of incorporation)	0-21202 (Commission File Number)	58-1588291 (I.R.S. Employer Identification No.)

2859 Paces Ferry Road, #1000
Atlanta, Georgia 30339
(Address of principal executive offices)

(770) 431-1200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement.

On October 10, 2005, Firstwave Technologies, Inc. issued a press release announcing the signing of formal agreements for the co-development, distribution, support and sales of products with M1 Global Solutions, Inc., an Atlanta-based technology company. The full text of the press release is furnished as Exhibit 99.1 attached hereto and incorporated by reference into this report.

Under the terms of the agreements, both Firstwave and M1 Global are contributing to the ongoing development, maintenance and support of Firstwave products.  Customers will be able to procure Firstwave’s products from either channel and newly developed M1 Global products through M1 Global.

Basic Terms of the Transaction:

1.
M1 Global has licensed the Firstwave CRM database schema (the relational database tables on which the business applications are built).  This allows M1 Global to develop its future products addressing this shared database schema which facilitates integration of the Firstwave and M1 Global products.

2.
Firstwave is outsourcing its Professional Services and Support functions to M1 Global.  Under the terms of this three-year agreement, M1 Global has agreed to support the current Firstwave customers and products.

3.
M1 Global will be a non-exclusive reseller of Firstwave products.   The OEM/Outsourcing Agreement provides for a commission of 33% to Firstwave on Firstwave products licensed through the M1 Global channel.

The foregoing is a summary description of certain terms of the License Agreement and the OEM/Outsourcing Agreement and is qualified in its entirety by the text of the Agreements. A copy of the License Agreement is furnished as Exhibit 10.1 and the OEM/Outsourcing Agreement is furnished as Exhibit 10.2; both are attached hereto and incorporated by reference into this report

ITEM 9.01 Financial Statements and Exhibits.

(c) Exhibits.

10.1	License Agreement between Firstwave Technologies, Inc. and M1 Global Solutions, Inc., dated September 30, 2005.

10.2	OEM/Outsourcing Agreement between Firstwave Technologies, Inc. and M1 Global Solutions, Inc., dated October 10, 2005.

99.1	Press Release issued by the Firstwave Technologies, Inc. on October 10, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRSTWAVE TECHNOLOGIES, INC.

By:	/s/ Judith A. Vitale
Judith A. Vitale Chief Financial Officer
Date: October 14, 2005

 Index to Exhibits
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10.1	License Agreement between Firstwave Technologies, Inc. and M1 Global Solutions, Inc., dated September 30, 2005.

10.2	OEM/Outsourcing Agreement between Firstwave Technologies, Inc. and M1 Global Solutions, Inc., dated October 10, 2005.

99.1	Press Release issued by the Firstwave Technologies, Inc. on October 10, 2005.